VANECK VIP TRUST

VanEck VIP Long/Short Equity Index Fund

SUPPLEMENT DATED SEPTEMBER 20, 2017 TO

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017

This Supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information for VanEck VIP Trust (the “Trust”) regarding the VanEck VIP Long/Short Equity Index Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

The Board of Trustees has approved a Plan of Liquidation and Dissolution (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and dissolved on or about November 20, 2017 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

The Fund is expected to distribute all of its net income and capital gains earned by the Fund (if any) and not previously distributed prior to liquidation (the “Special Distribution”). Fund shareholders of record on November 15, 2017 will receive this Special Distribution, which is expected to have an ex-dividend date of November 16, 2017 and be declared and paid on that same date.

During the period between September 20, 2017 and the Liquidation Date, the Fund will begin the process of winding down its business and affairs and making a distribution of its assets to shareholders, may depart from its stated principal investment strategies and investment objective, and may hold a significant cash position. The Fund no longer represents a long-term investment solution, and is no longer being marketed for new investment, and, as a consequence, the size and net asset value of the Fund may decrease as a result of shareholder redemptions and sale of Fund assets to meet those redemptions. This potentially will cause remaining shareholders to bear increased operating expenses.

In anticipation of the Fund’s liquidation, the Fund will not be available for purchase effective October 2, 2017, except in limited circumstances. Please contact the issuer of your insurance contract or policy to determine if shares of the Fund are available for purchase under your contract or policy. Current shareholders of the Fund may, consistent with the requirements set forth in the Prospectus and in your contract or policy, redeem their shares at any time prior to the Liquidation Date.

Please retain this supplement for future reference.